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Exhibit 99.1

LETTER OF TRANSMITTAL

THE SERVICEMASTER COMPANY

OFFER TO EXCHANGE
ANY AND ALL OUTSTANDING

8% Senior Notes due 2020

for

a Like Principal Amount of Corresponding New Notes
Registered Under the Securities Act of 1933, as amended (the "Securities Act")

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2012 (THE "EXPIRATION DATE") UNLESS THE OFFER IS EXTENDED, IN WHICH CASE "EXPIRATION DATE" MEANS THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By Registered or Certified Mail:
Wilmington Trust, National Association
c/o Wilmington Trust Company
Corporate Capital Markets
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-1626
Attention: Sam Hamed
 By Facsimile:
(for Eligible Institutions only)
Fax: (302) 636-4139
Attn: Sam Hamed	By Regular Mail or Overnight Courier:
Wilmington Trust, National Association
c/o Wilmington Trust Company
Corporate Capital Markets
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-1626
Attention: Sam Hamed	In Person by Hand Only:
Wilmington Trust, National Association
c/o Wilmington Trust Company
Corporate Capital Markets
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-1626
Attention: Sam Hamed
 For Information or Confirmation by:
Telephone: (302) 636-6181
Attn: Sam Hamed

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THE ADDRESS OF THE EXCHANGE AGENT AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERY WILL BE DEEMED MADE ONLY WHEN ALL REQUIRED DOCUMENTATION IS ACTUALLY RECEIVED BY THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS OR INSTRUCTIONS TO THE DEPOSITORY TRUST COMPANY ("DTC") DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL OR ANY OTHER DOCUMENTATION IS COMPLETED.

        The undersigned acknowledges that he, she or it has received the Prospectus, dated                        , 2012 (as the same may be amended or supplemented from time to time, the "Prospectus"), of The ServiceMaster Company, a Delaware corporation (the "Company"), and certain of the Company's subsidiaries (each a "Guarantor" and collectively, the "Guarantors"), and this Letter of Transmittal (or a facsimile thereof, the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $600.0 million aggregate principal amount of its issued and outstanding 8% Senior Notes due 2020 (the "Old Notes") for a like principal amount of its 8% Senior Notes due 2020 (the "New Notes"), which have been registered under the Securities Act, from the registered holders thereof (each, a "Holder" and, collectively, the "Holders"), upon the terms and subject to the conditions of the Exchange Offer, as set forth in the Prospectus and this Letter of Transmittal.

        In the event of any conflict between the Prospectus and the Letter of Transmittal, the Prospectus shall govern. Terms used but not defined herein shall have the same meanings given to them in the Prospectus.

        Tenders by book-entry transfer may be made by delivering an Agent's Message, defined below, in lieu of this Letter of Transmittal. This Letter of Transmittal is to be completed by the Holders of Old Notes either (i) if tenders of Old Notes are to be made by book-entry transfer to an account maintained by Wilmington Trust, National Association (the "Exchange Agent") at DTC pursuant to the procedures set forth in the "The Exchange Offer—Procedures for Tendering Old Notes" and "The Exchange Offer—Book-Entry Transfer" in the Prospectus and an Agent's Message is not delivered, or (ii) if Old Notes in certificated form are to be forwarded herewith.

        The term "Agent's Message" means a message, transmitted through the Automated Tender Offer Program ("ATOP") by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgement that the tendering Holder has received and agrees to be bound by this Letter of Transmittal or, in the case of an Agent's Message relating to guaranteed delivery, that such Holder has received and further agrees to be bound by the notice of guaranteed delivery, and that the Company may enforce this Letter of Transmittal, or the notice of guaranteed delivery, as the case may be, against such Holder. By crediting the Old Notes to the Exchange Agent's account in DTC's ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent's Message, the tendering institution confirms on behalf of itself and the beneficial owner(s) of such Old Notes all provisions of this Letter of Transmittal, including all representations and warranties herein, applicable to it and to such beneficial owner(s) as fully as if it and such beneficial owner(s) had executed, and transmitted to the Exchange Agent, this Letter of Transmittal and completed all information required herein.

        Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent before the Expiration Date, or who cannot complete the procedure for book-entry transfer prior to the Expiration Date, must tender their Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures." See Instruction 1.

DELIVERY WILL BE DEEMED MADE ONLY WHEN ALL REQUIRED DOCUMENTATION IS ACTUALLY RECEIVED BY THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, the certificate number(s), principal amount(s) of Old Notes being tendered and any other required information should be listed on a separate signed schedule attached hereto. See Instruction 3. This form need not be completed by Holders tendering Old Notes by transmitting an Agent's Message through DTC's ATOP.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer:

DESCRIPTION OF OLD NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on the Old Note(s))	Certificate Number(s)*	Aggregate Principal Amount Represented By Old Notes	Principal Amount Tendered**

Total Principal Amount Tendered:

*	Need not be completed if Old Notes are being transferred by book-entry transfer. Such Holders should check the other boxes above as appropriate and provide the requested information.
**	Unless otherwise indicated, it will be assumed that ALL Old Notes described above are being tendered. Old Notes tendered hereby must be in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof. See Instruction 4.

☐
CHECK HERE IF CERTIFICATES REPRESENTING OLD NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

Only participants in DTC may deliver Old Notes by book-entry transfer.

☐
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

Name(s) of Registered Holder(s)

Address(es) of Registered Holders

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐
CHECK HERE IF OLD NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

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CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

        If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the New Notes in the ordinary course of business, has no arrangement or understanding with any person to participate in a distribution of the New Notes or the Old Notes within the meaning of the Securities Act, is not an "affiliate" (as defined in Rule 405 of the Securities Act) of the Company or the Guarantors, is not engaged in, and does not intend to engage in, the distribution of the New Notes, and is not acting on behalf of any person who could not truthfully make the foregoing representations.

        If the undersigned is a broker-dealer, the undersigned represents that it is acquiring the New Notes in the ordinary course of business, has no arrangement or understanding with any person to participate in a distribution of the New Notes or the Old Notes within the meaning of the Securities Act, is not an "affiliate" (as defined in Rule 405 of the Securities Act) of the Company or the Guarantors, will receive the New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such New Notes (however, by so representing and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act), and is not acting on behalf of any person who could not truthfully make the foregoing representations.

        A broker-dealer may not participate in the Exchange Offer with respect to Old Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Old Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby tenders to the Company for exchange the above-described aggregate principal amount of the Company's Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent, attorney-in-fact and proxy (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver such Old Notes, or transfer ownership of such Old Notes, to the Company together with all accompanying evidences of transfer and authenticity to the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present such Old Notes for transfer, and transfer such Old Notes on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and that, when such Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies when such Old Notes are accepted for exchange by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement referred to in the Prospectus with respect to the Old Notes being tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer.

        By tendering Old Notes and executing this Letter of Transmittal, or transmitting an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that it: (i) is acquiring the New Notes in the ordinary course of business, (ii) has no arrangement or understanding with any person to participate in a distribution of the New Notes or the Old Notes within the meaning of the Securities Act, (iii) is not an "affiliate" (as defined in Rule 405 of the Securities Act) of the Company or the Guarantors, (iv) if the undersigned is not a broker-dealer, it is not engaged in, and does not intend to engage in, the distribution of the New Notes, (v) if the undersigned is a broker-dealer, it will receive the New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities and will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such New Notes, and (vi) is not acting on behalf of any person who could not truthfully make the foregoing representations.

        The undersigned acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an "affiliate" of the Company or any Guarantor within the meaning of Rule 405 of the Securities Act), without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder's business, at the time of commencement of the Exchange Offer such Holder has no arrangement or understanding with any person to participate in a distribution of such New Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the SEC staff would make a similar determination with respect to the New Notes as it has made in previous no-action letters. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes, and has no arrangement or understanding to participate in a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The SEC staff has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Old Notes) with the Prospectus. The Company has agreed that the Prospectus may be used by certain broker-dealers (as specified in the registration rights agreement referenced in the Prospectus) in connection with the sale or transfer of New Notes for a period of time starting on the Exchange Date and ending on the close of business 90 days after the Exchange Date. The Company has agreed that, for such period of time, they will make the Prospectus available to any such broker-dealer which elects to exchange Old Notes acquired for its own account as a result of market-making or other trading activities for New Notes pursuant to the Exchange Offer, for use in connection with any resale of any New Notes. In that regard, each exchanging broker-dealer, by tendering such Old Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, including by transmitting an Agent's Message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement referenced in the Prospectus with respect to the Old Notes tendered hereby, such exchanging broker-dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company (i) has amended or supplemented the Prospectus to correct such misstatement or omission, (ii) either has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies or declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC and (iii) has given notice that the sale of New Notes may be resumed, as the case may be.

        A broker-dealer may not participate in the Exchange Offer with respect to Old Notes acquired other than as a result of market-making activities or other trading activities.

        The name(s) and address(es) of the Holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such non-exchanged or non-tendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

        The undersigned understands that tenders of Old Notes pursuant to the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Notes" and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

        Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes (and, if applicable, substitute certificates representing the Old Notes for any New Notes not exchanged) be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions" below, the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown below the undersigned's name in such box.

        Holders of Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes for any period from and after the last interest payment date on which interest was paid or duly provided for on such Old Notes prior to the original issue date of the New Notes or, if no such interest has been paid or duly provided for on such Old Notes, will not receive any accrued interest on such Old Notes, and the undersigned waives the right to receive any such interest on such Old Notes accrued from and after such interest payment date or, if no such interest has been paid or duly provided for on such Old Notes, from and after the date of original issue of such Old Notes. The New Notes will bear interest from the last interest payment date on which interest was paid on the Old Notes or, if no interest has been paid on the Old Notes, from the date of original issue of Old Notes.

        All authority herein conferred or agreed to be conferred shall survive and shall not be affected by the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, OR TRANSMITTING AN AGENT'S MESSAGE IN LIEU THEREOF, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

SPECIAL ISSUANCE INSTRUCTIONS
(SIGNATURE GUARANTEE REQUIRED—SEE INSTRUCTION 2)

            To be completed ONLY if (i) New Notes or Old Notes not tendered are to be issued in the name of someone other than the Holder of the Old Notes whose name(s) appear(s) above or (ii) Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to the account maintained at DTC other than the account indicated above.

Issue:

☐
Old Notes not tendered to:

☐
New Notes to:

Name
(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security Number)
☐
Credit unexchanged Old Notes delivered by book-entry transfer to the DTC Account set forth below:

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(SIGNATURE GUARANTEE REQUIRED—SEE INSTRUCTION 2)

            To be completed ONLY if New Notes or Old Notes not tendered are to be sent to (i) someone other than the Holder of the Old Notes whose name(s) appear(s) above, or (ii) such Holder at an address other than that shown above.

Deliver:

☐
Old Notes not tendered to:

☐
New Notes to:

Name
(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security Number)

PLEASE COMPLETE AND SIGN BELOW

        IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A FACSIMILE THEREOF, OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES BEING TENDERED OR A BOOK-ENTRY CONFIRMATION, AS APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE ACTUALLY RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE. DELIVERY WILL BE DEEMED MADE ONLY WHEN ALL REQUIRED DOCUMENTATION IS ACTUALLY RECEIVED BY THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS OR INSTRUCTIONS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING
ANY BOX HEREIN.

IMPORTANT
ALL TENDERING HOLDERS: SIGN HERE
TO TENDER OLD NOTES IN THE EXCHANGE OFFER

(PLEASE COMPLETE ACCOMPANYING FORM W-9 HEREIN UNLESS AN AGENT'S MESSAGE IS DELIVERED THROUGH DTC'S ATOP)

Signature(s) of Holder(s)

Date:

(Must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificates(s) for the Old Notes hereby tendered or on a security position listing or by person(s) authorized to become registered Holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please provide the following information and see Instructions 2 and 5 below.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification Number, Social Security Number or Employer Identification Number:

(SEE FORM W-9 HEREIN)

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTION 2 BELOW)

Authorized Signature:

Name:
(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Date:

Place seal here:

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Delivery of Letter of Transmittal and Old Notes or Agent's Message and Book-Entry Confirmations; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed either if (a) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer—Book-Entry Transfer" in the Prospectus and an Agent's Message is not delivered or (b) certificates are to be forwarded herewith. Timely confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at DTC ("Book-Entry Confirmation"), along with an Agent's Message or this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and, in any case, any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Old Notes tendered hereby must be in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.

        Holders who wish to tender their Old Notes but (i) who cannot complete the procedures for delivery by book-entry transfer on or before the Expiration Date, (ii) whose Old Notes are not immediately available or (iii) time will not permit their Old Notes, this Letter of Transmittal, or an Agent's Message in lieu thereof, and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, may tender their Old Notes by properly completing and duly executing a notice of guaranteed delivery (a "Notice of Guaranteed Delivery") pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures". Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must actually receive from such Eligible Institution, by facsimile transmission, mail or hand delivery, a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by us, or an Agent's Message with respect to guaranteed delivery, in lieu thereof, in either case stating (A) the name and address of the Holder of Old Notes, (B) the amount of Old Notes tendered, and (C) that the tender is being made by delivering such notice and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, a Book-Entry Confirmation or the certificates for all physically tendered Old Notes, in proper form for transfer, together with either an appropriate Agent's Message or this Letter of Transmittal, properly completed and duly executed, and all other required documentation, will be deposited by that Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation or the certificates for all physically tendered Old Notes, in proper form for transfer, together with either an appropriate Agent's Message or this Letter of Transmittal, properly completed and duly executed, and all other required documentation, must be actually received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

        For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must actually receive a Notice of Guaranteed Delivery prior to the Expiration Date. An "Eligible Institution" means an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a commercial bank or trust company having an office or correspondent in the United States that is a member in good standing of a medallion program recognized by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") and the New York Stock Exchange Medallion Signature Program ("MSP").

        The method of delivery of Old Notes, this Letter of Transmittal, transmission of an Agent's Message, Notices of Guaranteed Delivery and all other required documents, including delivery of Old Notes through DTC's ATOP, is at the election and sole risk of the tendering Holder. Delivery will be deemed made only when all required documentation is actually received by the Exchange Agent. Delivery of documents or instructions to DTC in accordance with its procedures does not constitute delivery to the Exchange Agent. If delivery is by mail, then registered mail, properly insured, with return receipt requested, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent.

        2.    Signature Guarantees.    Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Old Notes being surrendered for exchange are tendered (i) by a Holder of the Old Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution. See Instruction 5.

        3.    Inadequate Space.    If the space provided in the box captioned "Description of Old Notes" is inadequate, the certificate number(s) and the principal amount of Old Notes being tendered and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

        4.    Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer).    If less than all of the Old Notes evidenced by any certificates submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled "Description of Old Notes—Principal Amount Tendered." In such case, new certificates(s) for the remainder of the Old Notes not being tendered that were evidenced by the old certificate(s) submitted herewith will be issued and delivered, promptly after the Expiration Date to the Holder(s) of the Old Notes, unless otherwise indicated in the box(es) entitled "Special Issuance Instructions" or "Special Delivery Instructions," as applicable. See Instruction 6. All of the Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal, Assignments and Endorsements.    If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates(s) without alteration, enlargement or any change whatsoever.

        If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

        If this Letter of Transmittal or any certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers or corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority to so act.

        When this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes listed and transmitted hereby (which, for purposes of the Exchange Offer, includes any DTC participant whose name appears on a security position listing as the holder of such Old Notes), no endorsement(s) of certificates(s) or separate bond power(s) is required unless (i) New Notes are to be issued in the name of a person other than the registered Holder(s) or (ii) such registered Holder is not an Eligible Institution. Signature(s) on such certificates(s) or bond power(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Old Notes listed, the certificate(s) must be endorsed or accompanied by appropriate powers of attorney, signed exactly as the name or names of the registered Holder(s) appear(s) on the certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such certificate(s) or power(s) must be guaranteed by an Eligible Institution.

        6.    Special Issuance and Delivery Instructions.    If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

        Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate herein. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address (or DTC account number) of the person signing this Letter of Transmittal.

        7.    Irregularities; Waiver of Conditions.    The Company will determine, in its sole discretion, all questions as to the validity, form and eligibility, time of receipt and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes properly tendered or to not accept any particular Old Notes if such acceptance might, in its judgment or the judgment of its counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer—Conditions to the Exchange Offer" or any conditions or irregularities in any tender of Old Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, the Exchange Agent nor any other person shall be under any duty or obligation to give notice of any irregularity or defect with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notice.

        8.    Taxpayer Identification Number; Backup Withholding; IRS Form W-9.    U.S. federal income tax laws generally require that a tendering Holder provide the Exchange Agent with such Holder's correct Taxpayer Identification Number ("TIN") on IRS Form W-9, Request for Taxpayer Identification Number and Certification, below (the "IRS Form W-9"), which in the case of a Holder who is an individual, is his or her social security number. If the tendering Holder is a non-resident alien or a foreign entity, other requirements (as described below) will apply. If the Exchange Agent is not provided with the correct TIN, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, failure to provide the Exchange Agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the tendering Holder pursuant to the Exchange Offer at a current rate of 28%. If withholding results in an overpayment of taxes, the Holder may obtain a refund from the IRS.

        Exempt Holders of the Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed instructions accompanying Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering Holder that is a U.S. person (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 set forth below, certifying, under penalties of perjury, that such Holder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt from backup withholding, or (ii) such Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such Holder that such Holder is no longer subject to backup withholding. If the Old Notes being tendered are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN and write "Applied For" in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing "Applied For" on the IRS Form W-9 means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Exchange Agent.

        A tendering Holder that is a non-resident alien or a foreign entity must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at the address on the face of this Letter of Transmittal.

        FAILURE TO COMPLETE IRS FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

        To ensure compliance with Internal Revenue Service Circular 230, taxpayers are hereby notified that any discussion of tax matters set forth in this Letter of Transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Each taxpayer should seek advice based on its particular circumstances from an independent tax advisor.

        9.    No Conditional Tenders.    No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal (or facsimile thereof) or transmission of an Agent's Message, shall waive any right to receive notice of the acceptance of Old Notes for exchange.

        10.    Mutilated, Lost, Destroyed or Stolen Certificates.    If any certificates(s) representing Old Notes have been mutilated, lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificates(s). This Letter of Transmittal or Agent's Message in lieu thereof and any related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificates(s) have been followed.

        11.    Withdrawal Rights.    Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must actually be received by the Exchange Agent prior to such time, properly transmitted either through DTC's ATOP or to the Exchange Agent at the address listed above. Any notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn, (ii) identify the Old Notes to be withdrawn, (iii) specify the principal amount of the Old Notes to be withdrawn, (iv) contain a statement that the tendering Holder is withdrawing its election to have such notes exchanged for New Notes, (v) except in the case of a notice of withdrawal transmitted through DTC's ATOP system, be signed by the Holder in the same manner as the original signature on the letter of transmittal by which the Old Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the Old Notes register the transfer of the Old Notes in the name of the person withdrawing the tender, (vi) if certificates for Old Notes have been delivered to the Exchange Agent, specify the name in which the Old Notes are registered, if different from that of the withdrawing Holder, (vii) if certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, specify the serial numbers of the particular certificates to be withdrawn, and, except in the case of a notice of withdrawal transmitted through DTC's ATOP system, include a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless the tendering Holder is an Eligible Institution, and (viii) if Old Notes have been tendered using the procedure for book-entry transfer described in the Prospectus under "The Exchange Offer—Book-Entry Transfer," specify the name and number of the account at DTC from which the Old Notes were tendered and the name and number of the account at DTC to be credited with the withdrawn Old Notes, and otherwise comply with the procedures of DTC.

        All questions as to the validity, form and eligibility, time of receipt and acceptance of withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be considered not to have been validly tendered for exchange for purposes of the exchange offer. New Notes will not be issued in exchange for such withdrawn Old Notes unless the Old Notes so withdrawn are validly re-tendered. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any notice of withdrawal nor shall any of them incur any liability for failure to give such notification. Any Old Notes that have been tendered but that are properly withdrawn will be returned to the Holder thereof or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC using the book-entry procedures described in the Prospectus under "The Exchange Offer—Book-Entry Transfer," credited to an account maintained at DTC, without cost to such Holder promptly after the expiration or termination of the Exchange Offer. Holders of Old Notes who have properly withdrawn Old Notes and wish to re-tender them, may do so by following one of the procedures described under "—Procedures for Tendering Old Notes" above at any time on or prior to the Expiration Date.

        12.    Security Transfer Taxes.    Except as otherwise provided in this Instruction 12, the Company will pay any transfer taxes with respect to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

        13.    Questions, Requests for Assistance and Additional Copies.    Questions and requests for assistance should be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal and requests for Notices of Guaranteed Delivery may be obtained from the Exchange Agent or from your brokers, dealers, commercial banks, trust companies or other nominees.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), OR AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED DOCUMENTS MUST BE ACTUALLY RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax
classification (required): ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > .....
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

     Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/ disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

     The following payees are exempt from backup withholding:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

     2. The United States or any of its agencies or instrumentalities,

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation,

     7. A foreign central bank of issue,

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

     9. A futures commission merchant registered with the Commodity Futures Trading Commission,

     10. A real estate investment trust,

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

     12. A common trust fund operated by a bank under section 584(a),

     13. A financial institution,

     14. A middleman known in the investment community as a nominee or custodian, or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))		The grantor*
For this type of account:			Give name and EIN of:
7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity [4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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